UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 16, 2008

                          EMERGING MEDIA HOLDINGS, INC.
                          -----------------------------

             (Exact Name of Registrant as Specified in Its Charter)

       000-52408                    13-1026995                     Nevada
       ---------                    ----------                     ------
   (Commission File               (IRS Employer               (State or Other
        Number)                 Identification No.)           Jurisdiction of
                                                               Incorporation)

                      1809 East Broadway Street, Suite 175
                              Ovieda, Florida 32765
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (407) 620-1063
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              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 17, 2008, Mr. Renauld R. Williams was appointed as our President.

Mr. Williams, age 29, since 2000 has acted as the President of Full On Productions, Inc., of which he is the co-founder, and is responsible for day to day operations of the company production and studio complex headquartered in Orlando, Florida. At Full On Productions, he has overseen technical infrastructure and equipment purchasing, as well as developing new products and technologies through manufacturer partnerships, and has recruited, trained and scheduled a large team of full time, freelance and independent production personnel. From 2005 to the present, Mr. Williams has also been the managing member of Federal Media Alliance, LLC, Orlando, Florida, which develops strategies and equipment for experimental outdoor media and manages traditional media buying, including radio, television, print and Internet.



We have entered into an employment agreement with Mr. Williams that provides for his appointment as President of the Company effective January 17, 2008. Upon a successful fundraise of $3,000,000 or more, Mr. Williams will be entitled to negotiate an annual base salary, with an annual bonus also then be subject to negotiation, and Mr. Williams would be eligible to receive up to 150% of the bonus target based on Company performance objectives established annually by the board. Mr. Williams will receive 50,000 stock options with an exercise price of $1.00 per share, with an exercise time of 5 years, which options will vest 100% on the date of the Company having qualified for listing on the American Stock Exchange or any other major stock exchange.


Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                       Description

   10.1 Employment Letter dated January 16, 2008, between the Company and Renauld R. Williams.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EMERGING MEDIA HOLDINGS, INC.


                                By:      /s/  Iurie Bordian
                                         -------------------
                                Name:    Iurie Bordian
                                Title:   President and Chief Executive Officer




Date: January 22, 2008